UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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CHESAPEAKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 19, 2017. CHESAPEAKE ENERGY CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 6100 NORTH WESTERN AVENUE OKLAHOMA CITY, OK 73118 proxy materials and voting instructions. E25114-P86697-Z69396 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 20, 2017 Date: May 19, 2017Time: 10:00 A.M. Central Time Location: Chesapeake Energy Corporation Building 12 6100 N.Western Avenue Oklahoma City, OK 73118

Before You Vote How to Access the Proxy Materials Have the 16-digit number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. by the arrow XXXX XXXX XXXX XXXX (located on the following page) available, then access Register for Meeting at www.proxyvote.com, E25115-P86697-Z69396 Vote By Internet: Go to www.proxyvote.com or, from a tablet or smartphone, scan the QR Code above. Have the 16-digit number that is printed Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and an admission ticket to be admitted. To request and print tickets, have the 16-digit number that is printed in the box marked and follow the instructions provided. At the meeting, you will need to request a ballot to vote these shares. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit www.proxyvote.com, or use your tablet or smartphone to scan the QR Code below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2017 to facilitate timely delivery.

The Board of Directors recommends a vote FOR the election of all director nominees. 1. Election of Directors Company Proposals - The Board of Directors recommends a vote FOR Proposals 2, 3 and 5 and for 1 YEAR on Proposal 4. 1a. Gloria R. Boyland 2. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 2 billion. 1b. Luke R. Corbett 3. To approve on an advisory basis our named executive officer compensation. 1c. Archie W. Dunham 1d. Robert D. Lawler 4. To approve on an advisory basis the frequency of shareholder advisory votes on named executive officer compensation. 1e. R. Brad Martin 5. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. 1f. Merrill A. “Pete” Miller, Jr. 1g. Thomas L. Ryan 6. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. E25116-P86697-Z69396 Voting Items

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